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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K
                                 Current Report

                                    0-16715
                             ----------------------
                             Commission File Number

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                                October 16, 1995
                       --------------------------------
                                 Date of Report
                       (Date of Earliest Event Reported)


                          PHONETEL TECHNOLOGIES, INC.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

                    Ohio                       34-1462198
     --------------------------       --------------------------
     (State  of  Incorporation)       (I.R.S. Identification No.)

                              1127 Euclid Avenue
                           650 Statler Office Tower
                         Cleveland, Ohio  44115-1601
              --------------------------------------------------
             Address and zip code of principal executive offices

                                (216) 241-2555
                        -----------------------------
                        Registrant's telephone number
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                                     PART I

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On October 16, 1995, the Registrant entered into an Agreement and Plan of Merger (the "Agreement") with its wholly owned subsidiary, PhoneTel II Inc., an Ohio corporation ("PhoneTel II") and Public Telephone Corporation, an Indiana corporation ("Public") wherein Public was merged with and into PhoneTel II (the "Merger"). Pursuant to the Merger the Shareholders of Public received, in the aggregate, 1,349,290 shares of Registrant's Common Stock, $.01 par value in exchange for all the outstanding Public Common Shares. The Merger consideration was determined as a result of arms length negotiations between unrelated parties.

The assets of Public (the "Acquired Assets") consisted of approximately 1,200 pay telephones installed on locations, together with enclosures, inventory of uninstalled pay telephones, parts, vehicles, computers and contracts pursuant to which the acquired pay telephones are installed in property owned by others. The Registrant will continue to operate Public's business in substantially the same manner as it was operated by Public.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Registrant herein states that it is impracticable to provide at the time of this filing all of the requisite financial information to accompany this Current Report on Form 8-K pursuant to the Rules and Regulations of The Securities and Exchange Act of 1934. Registrant has attached the Financial Statements with Supplemental Material for Public for the years ended June 30, 1995, 1994 and 1993. Registrant has commenced the preparation of the remainder of the requisite financial statements and pro forma information and anticipates that this Report will be supplemented by amendment to include said statements when prepared within the time permitted by the aforementioned Rules and Regulations.
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EXHIBITS
--------

(a)              Financial Statements of Business Acquired:

                 1. Public Telephone Corporation Financial Statements Years Ended June 30, 1995 and 1994

                 2. Public Telephone Corporation Financial Statements Years Ended June 30, 1994 and 1993

                 3. Public Telephone Corporation Financial Statements Year Ended June 30, 1993

(b)              Pro Forma Financial Information:

                          No pro forma financial information submitted

(c)              Other Exhibits:

                 1.       Agreement and Plan of Merger
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PHONETEL TECHNOLOGIES, INC.
                                                  (Registrant)


Date:    October 31, 1995               /s/ Daniel J. Moos
-------------------------------         -------------------------------

                                        Daniel J. Moos
                                        Executive Vice President,
                                        Treasurer and
                                        Chief Financial Officer